UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Yuma Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Yuma Energy, Inc.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 9, 2015
	DATE:	June 9, 2015
	TIME:	9:00 am Central Daylight Time
	LOCATION:	Hotel Granduca, 1080 Uptown Park Boulevard, Houston, Texas 77056

HOW TO REQUEST PAPER COPIES OF OUR PROXY MATERIALS

TELEPHONE: Call toll free 1-866-752-8683		INTERNET: https://www.iproxydirect.com/YUMA and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Meeting, 2015 proxy statement, proxy card, and Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available at: https://www.iproxydirect.com/YUMA

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before May 22, 2015.

HOW TO VIEW PROXY MATERIALS AND VOTE ONLINE
you may access the form of proxy and enter your voting instructions at https://www.iproxydirect.com/YUMA until 11:59 pm eastern time June 8, 2015.

The purposes of this meeting are as follows:

1.
1. Election of two Class I Directors.

2. Approval of an amendment to Yuma’s Restated Articles of Incorporation and an amendment to Yuma’s Amended and Restated Bylaws to increase the size of the range of the number of directors from a minimum of four directors and maximum of seven directors to a minimum of five directors and a maximum of nine directors.

3. Approval, by a non-binding advisory vote, of the executive compensation of the named executive officers of Yuma.

4. Ratification of the appointment of Grant Thornton LLP as Yuma’s independent registered public accounting firm for 2015.

5. Transaction of such other matters as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on April 24, 2015 as the record date for the determination of shareholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, no par value per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote “FOR ALL” of the individuals nominated for election to the board of directors on proposal 1 and “FOR” proposals 2, 3, 4 and 5.

Please note – This is not a Proxy Card – you cannot vote by returning this Notice

Directions to the 2015 Annual Meeting of Shareholders:
1.
From George Bush Intercontinental Airport to Hotel Granduca:
Take Interstate 69 south. Take exit for Interstate 610 and head west. Take Exit 9B from Interstate 610 toward Post Oak Boulevard.  Merge onto West Loop South and turn right on Uptown Park Boulevard. The Hotel Granduca will be on your right. Self-parking is available at the Hotel Granduca.
From Houston William P. Hobby Airport to Hotel Granduca:
Take Interstate 45 north. Take exit for Interstate 610 and head west. Take Exit 10 from Interstate 610 toward Woodway Drive/Memorial Drive. Merge onto West Loop South. Take sharp left to stay on West Loop South. Turn right onto Uptown Boulevard. The Hotel Granduca will be on your right. Self-parking is available at the Hotel Granduca.

Yuma Energy, Inc. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT